Exhibit 99.1

Press Contact: Ehmonie Hainey
Debt Resolve, Inc.
ehainey@debtresolve.com
(914) 949-5500 x228

Press Contact: Michelle Manoff
Rubenstein Public Relations
MManoff@rubensteinpr.com
(212) 843-8051

Investor Contact: John Baldissera
BPC Financial Marketing
(800) 368-1217

Press Release

DEBT RESOLVE, INC. ANNOUNCES FIRST QUARTER 2007 AND FISCAL YEAR 2006 EARNINGS; RELEASES PROJECTIONS FOR 2007 AND 2008

White Plains, New York (May 11, 2007) - Debt Resolve, Inc. (AMEX: DRV), a leading provider of patented online collection technology, released today its preliminary results for the first quarter 2007 and fiscal year 2006, as well as projections of financial results expected following its acquisition of Creditors Interchange Receivable Management, LLC.

Creditors Interchange Acquisition - Financial Projections
As described in a press release issued on May 1, 2007, and in a current report on Form 8-K filed on May 3, 2007, Debt Resolve has entered into a definitive agreement to acquire Creditors Interchange Receivable Management, LLC (“Creditors Interchange”), a leading accounts receivable management (“ARM”) agency. The transaction price is $60 million in cash and $4 million of Debt Resolve common stock. The consideration was determined as a result of arm’s length negotiations between the parties and the acquisition is scheduled to close no later than June 30, 2007, subject to, among other things, shareholder approval of the acquisition and the Company securing financing relating to the acquisition.

James D. Burchetta, Co-Chairman and Chief Executive Officer of Debt Resolve, commented: “We are very excited about Creditors Interchange joining with Debt Resolve to become a premier, one-stop provider of accounts receivable management services. As the projected income statement shows, we anticipate that this union will create a financially successful, advanced, comprehensive, one-stop accounts receivable management company.”

Debt Resolve, Inc and Creditors Interchange Receivable Management, LLC
Combined Projected Income Statement
(Unaudited)

	Projected	Projected
	2007	2008
	(Unaudited)	(Unaudited)
Total Revenue	$69,646,931	$89,046,321

Costs and expenses:
Payroll and related expenses	$46,727,740	$51,823,602
General and administrative expenses	14,486,890	17,585,855
Depreciation and amortization expense	_ 1,325,000	_ 1,353,571
Total operating expenses	$62,539,630	$70,763,028
Net Operating Income	$7,107,301	$18,283,293

Other Income (Expense):
Projected interest expense related to acquisition financings	(1,620,000)	(2,100,000)
Income before taxes	$5,487,301	$16,183,293
Provision for Income taxes	$(1,865,682)	$(5,502,320)
Projected Net Income	$3,621,619	$10,680,973

Note: Projected Income statements do not include the impact of the amortization of intangibles related to the acquisition of Creditors Interchange, as the intangibles are not yet known.

See “Forward-Looking Statements and Disclaimer”

First Quarter 2007 Results
Debt Resolve announced its financial results for the first quarter of 2007. During the three months ended March 31, 2007, the Company experienced a significant increase in revenue to over $1 million, primarily as a result of the acquisition of First Performance Corporation (“First Performance”) on January 19, 2007. As a result, Debt Resolve is no longer a development stage company and now has meaningful revenue.

Revenue for the first quarter of 2007 was $1,137,854, compared to $27,264 in the first quarter of 2006. Net loss for the first quarter of 2007 was $2,114,142 compared to a loss of $1,849,395 in the first three months of 2006. On a per share basis, the net loss of ($0.28) was less than the net loss of ($0.62) in the first quarter of 2006 due to the increased number of shares outstanding as a result of the company’s initial public offering on November 1, 2006. The Company’s financial statements for the years ended December 31, 2006 and 2005, and the three months ended March 31, 2007 and 2006 were prepared on a going concern basis, which contemplate the continuation of the company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. Since the Company may not have sufficient cash to fund its operations for the next twelve months, there exists substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

James D. Burchetta, Co-Chairman and Chief Executive Officer of Debt Resolve, said: “We continue to integrate the operations of First Performance with the operations of Debt Resolve. We are pleased to be able to offer our clients a comprehensive recovery platform for later stage receivables. In addition, we anticipate that significant revenue and cost synergies will be realized by First Performance once the Creditors Interchange acquisition is completed.”

Debt Resolve, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
March 31, 2007
(Unaudited)
	Three months ended March 31,
	2007	2006
Revenue	$1,137,854	$27,264

Costs and expenses:
Payroll and related expenses	1,647,592	616,462
General and administrative expenses	1,577,066	570,297
Depreciation and amortization expense	52,785	13,618
Total expenses	3,277,443	1,200,377

Loss from operations	(2,139,589)	(1,173,113)

Other income (expense):
Net interest income (expense)	20,437	(75,817)
Amortization of deferred debt discount	--	(520,135)
Amortization of deferred financing costs	--	(81,830)
Other income	5,010	1,500
Total other income (expense)	25,447	(676,282)

Net loss	$(2,114,142)	$(1,849,395)

Per share data:
Basic and diluted net loss per common share	$(0.28)	$(0.62)

Basic and diluted weighted average number of common shares outstanding	7,670,462	2,970,390

Note: The per share data gives effect to the issuance of 1,024,750 warrants exercisable at $0.01 per share, in accordance with SFAS No. 128.

Debt Resolve, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet
March 31, 2007
(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$1,612,073
Restricted cash	287,240
Accounts receivable	545,678
Advance to trust accounts	125,794
Prepaid expenses and other current assets	188,565
Total current assets	2,759,350

Fixed assets, net	458,697

Other assets:
Deposits and other assets	147,159
Deferred acquisition costs	150,535
Purchased accounts receivable	570,866
Intangible assets, net	432,750
Goodwill	1,026,869
Total other assets	2,328,179
Total assets	$5,546,226

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,109,322
Collections payable	287,240
Accrued payroll	190,109
Accrued expenses	56,887
Total current liabilities	$1,643,558

Portfolio loans payable	533,105

Total liabilities	_ 2,176,663

Stockholders’ equity:
Preferred stock, 10,000,000 shares authorized, $0.001 par value, none issued and outstanding Common stock, 100,000,000 shares authorized, $0.001 par value, 6,675,263 shares issued and outstanding	- 6,675
Additional paid-in capital	38,157,044
Accumulated deficit	(34,794,156)
Total stockholders’ equity	3,369,563
Total liabilities and stockholders’ equity	$5,546,226

Fiscal Year 2006 Earnings
Debt Resolve also announced a net loss for fiscal year 2006 of $(21,695,665), or $(5.24) per share, compared to a loss of ($5,403,542) or ($1.82) per share for fiscal year 2005. The total loss for fiscal year 2006 includes ($11,149,266) in non-cash stock-based compensation and licensing expense. The fiscal year 2006 loss also includes ($4,641,985) of non-cash amortization of deferred debt discount and beneficial conversion feature of convertible notes issued prior to Debt Resolve’s initial public offering. Net cash used in operating activities was $5,244,238. Revenues for fiscal year 2006 were $98,042 compared to revenues of $23,599 for fiscal year 2005.

Debt Resolve, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Statements of Operations

	Years ended December 31,		Cumulative from inception (April 21, 1997) to December 31,
	2006	2005	2006

Revenues	$98,042	$23,599	$124,427

Costs and expenses:
Payroll and related expenses (1)	5,524,059	1,516,467	8,689,808
General and administrative expenses (2)	3,308,634	1,798,099	7,898,666
Patent licensing expense - related parties (3)	6,828,453	--	6,828,453
Waived royalty fees - related parties	--	--	600,000
Research and development expenses	--	--	499,323
Depreciation expenses	51,728	39,094	142,700

Total expenses	15,712,874	3,353,660	24,658,950

Loss from operations	(15,614,832)	(3,330,061)	(24,534,523)

Other income and expense:
Terminated offering costs	--	(736,037)	(736,037)
Net interest expense	(778,243)	(112,777)	(882,197)
Amortization of beneficial conversion feature and deferred debt discount	(4,641,985)	(1,078,952)	(5,720,937)
Amortization of deferred financing costs	(665,105)	(148,215)	(813,320)
Other income	4,500	2,500	7,000
Total other expense	(6,080,833)	(2,073,481)	(8,145,491)

Net loss	$(21,695,665)	$(5,403,542)	$(32,680,014)

Per share data:
Basic and diluted net loss per common share (4)	$(5.24)	$(1.82)

Basic and diluted weighted average number of common shares outstanding (4)	4,143,866	2,966,590

(1) Includes stock based compensation to employees of $2,839,562 for the year ended 2006 and since inception. Prior to 2006, no expense was recognized for employee options grants.

(2) Includes stock based compensation to consultants of $1,468,550 and $634,244 for the years ended 2006 and 2005, respectively, and $3,442,148 since inception.

(3) Represents the value of options to purchase 1,517,434 shares of common stock pursuant to a licensing agreement with the Company’s co-chairmen.

(4)       Weighted average shares outstanding for the year ended December 31, 2006 include the underlying shares exercisable with respect to the issuance of 1,107,008 warrants exercisable at $0.01 per share. In accordance with SFAS 128, Earnings Per Share, the Company has given effect to the issuance of these warrants in computing basic net loss per share.

Debt Resolve, Inc. and Subsidiaries
A Development Stage Company
Consolidated Balance Sheet
December 31, 2006

Current assets:
Cash and cash equivalents	$4,925,571
Accounts receivable	9,577
Prepaid expenses and other current assets	90,228
Total current assets	$5,025,376

Fixed assets, net	179,769

Deposits and other assets	94,545

Total assets	$5,299,690

Current liabilities:
Accounts payable	$251,359
Accrued expenses	238,537
Total liabilities	489,896

Stockholders’ equity:
Preferred stock, 10,000,000 shares authorized, $0.001 par value, none issued and outstanding	--
Common stock, 100,000,000 shares authorized, $0.001 par value, 6,504,412 issued and outstanding	6,504
Additional paid-in capital	37,498,740
Deferred compensation	(15,436)
Deficit accumulated during the development stage	(32,680,014)

Total stockholders’ equity	4,809,794

Total liabilities and stockholders’ equity	$5,299,690

James D. Burchetta, Co-Chairman and Chief Executive Officer of Debt Resolve, commented: “We continued to market our leading online collection technology to banks, collection agencies and law firms. Our customer base grew significantly from the prior year. We have begun to benchmark the results from our customers’ use of our DebtResolve software, comparing the resulting cost to collect and percentage of debt collected to that using traditional methods. We feel confident that as our software becomes more broadly used, our customers will have objective data showing the superior performance of our software compared to traditional collection techniques. We expect to have future growth in the adoption and current customer penetration of the DebtResolve software.”

Strategy
Debt Resolve has begun marketing its products in Europe.  The initial reactions have been positive, and the company expects to have active European clients by the end of 2007.  Debt Resolve has also pursued opportunistic acquisitions since December 31, 2006.  In January 2007, the company purchased First Performance, a later stage collection agency with locations in Florida and Nevada, and plans to integrate the DebtResolve system into First Performance’s operations in order to further develop benchmarks of the software’s performance compared to traditional collection methods.  In May 2007, Debt Resolve announced the execution of an agreement to acquire Creditors Interchange, a top-20 accounts receivable management agency with multiple locations in the United States and Canada.  The Company plans to become the premier provider of account receivables management services in the market through leading edge technology, recognized industry management teams and prudent continued investment to lead the collections industry.  After the closing of the transaction, Debt Resolve will be able to offer clients a one-stop solution from pre-collection through later stage collections and web-based collections.

About Debt Resolve, Inc.
Debt Resolve provides lenders, collection agencies, debt buyers and utilities with a patented online bidding system for the resolution and settlement of consumer debt and a collections and skip tracing solution that is effective at every stage of collection and recovery. Through its subsidiary, DRV Capital, LLC, the company is actively engaged in the purchase and collections of distressed accounts receivable using its own collections solutions. Through its subsidiary, First Performance Corp., the company is actively engaged in operating a collection agency for the benefit of its clients, which include banks, finance companies and purchasers of distressed accounts receivable. The stock of Debt Resolve is traded on the American Stock Exchange. Debt Resolve is headquartered in White Plains, New York. For more information, please visit our website at www.debtresolve.com.

Forward-Looking Statements and Disclaimer
Certain statements in this press release and elsewhere by management of the company that are neither reported financial results nor other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of the company’s operations, or the performance or achievements of the company, or industry results, to differ materially from those expressed or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere in this press release, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied by the forward-looking statements include, but are not limited to, events or circumstances which affect the ability of Debt Resolve to realize improvements in operating earnings expected from the acquisition of First Performance and the contemplated acquisition of Creditors Interchange; competitive pricing for the company’s products and services; fluctuations in demand for the company’s products or services; changes to economic growth in the United States and international economies; government policies and regulations, including, but not limited to those affecting the collection of consumer debt; adverse results in current or future litigation; currency movements; and other risk factors discussed in the company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, and in other filings made from time to time with the SEC. Debt Resolve undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Investors are advised, however, to consult any further disclosures made on related subjects in the company’s reports filed with the SEC. The projected financial statement information (the “Projections”) were not prepared by the company in the ordinary course and is based upon a variety of estimates and hypothetical assumptions which may not be accurate, may not be realized and are also inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict, and most of which are beyond the control of the company. Accordingly, there can be no assurance that any of the Projections will be realized and the actual results for the years ending December 31, 2007 and 2008 may vary materially from those reflected in the Projections.